UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

UMH Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable
(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock $.10 par value	UMH	New York Stock Exchange
8.0% Series B Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRC	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modifications to Rights of Security Holders.

Increase in Authorized Shares

On May 14, 2020, UMH Properties, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of the State of Maryland (the “Maryland Department”) an amendment (the “Articles of Amendment”) to the Charter of the Company (the “Charter”) to increase the Company’s authorized shares of common stock, par value $0.10 per share (“Common Stock”), by 20,000,000 shares.  Pursuant to the terms of the Articles of Amendment, the increase in the authorized Common Stock became effective at 10 a.m., Eastern time, on May 15, 2020.  As a result of this amendment, the Company’s total authorized shares were increased from 150,413,800 shares prior to the effective time of the Articles of Amendment (classified as 123,663,800 shares of Common Stock, 4,000,000 shares of 8.0% Series B Cumulative Redeemable Preferred Stock, par value $0.10 per share (“Series B Preferred Stock”), 13,750,000 shares of  6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.10 per share (“Series C Preferred Stock”), 6,000,000 shares of 6.375% Series D Cumulative Redeemable Preferred Stock, par value $0.10 per share (“Series D Preferred Stock”), and 3,000,000 shares of excess stock, par value $0.10 per share (“Excess Stock”)), to 170,413,800 shares after the effective time of the Articles of Amendment (classified as 143,663,800 shares of Common Stock, 4,000,000 shares of Series B Preferred Stock, 13,750,000 shares of Series C Preferred Stock, 6,000,000 shares of Series D Preferred Stock and 3,000,000 shares of Excess Stock).  The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles of Amendment is incorporated in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020	UMH PROPERTIES, INC.

	By:		/s/ Anna T. Chew
		Name:	Anna T. Chew
		Title:	Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

3.1	Articles of Amendment.

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